Short-Term Debt	9 Months Ended
Sep. 30, 2019
Short-term Debt [Line Items]
Short-term Debt [Text Block]
9. Short-Term Debt

In November 2018, Teekay Tankers Chartering Pte. Ltd. (or TTCL) a wholly-owned subsidiary of Teekay Tankers and a manager of Teekay Tankers' revenue sharing arrangements (or RSAs) entered into a working capital loan facility agreement (or the Working Capital Loan), which initially provided available aggregate borrowings of up to $40.0 million for TTCL, and which was subsequently increased to $55.0 million, effective June 2019. Proceeds of the Working Capital Loan are used to provide working capital in relation to certain vessels trading in the RSAs and to fund pooling operations. The Working Capital Loan had an initial maturity date in August 2019, but is continually extended for further periods of six months thereafter until the lender gives notice in writing that no further extensions shall occur. Interest payments are based on LIBOR plus a margin of 3.5%. The Working Capital Loan is collateralized by the assets of TTCL. The Working Capital Loan requires Teekay Tankers to maintain its paid-in capital contribution to the RSAs and the retained distributions of the RSA participants in an amount equal to the greater of (a) an amount equal to the minimum average capital contributed by the RSA participants per vessel in respect of the RSA (including cash, bunkers or other working capital contributions and amounts accrued to the RSA participants but unpaid) and (b) $20.0 million. As at September 30, 2019, $50.0 million (December 31, 2018 – nil) was owing under this facility, and the effective interest rate on the facility was 5.5% (December 31, 2018 – nil). As of the date these consolidated financial statements were issued, Teekay Tankers was in compliance with all covenants in respect of this facility.